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                                                                    Exhibit 23.1

                         [LETTERHEAD OF EIDE BAILLY LLP]

                         CONSENT OF INDEPENDENT AUDITOR


We hereby consent to the inclusion, in Form SB-2, of our audit report on the financial statements of East Kansas Agri-Energy, L.L.C. as of and for the period ended December 31, 2001, as part of East Kansas Agri-Energy, L.L.C.'s Registration Statement on Form SB-2, and to the reference to our firm therein.


Eide Bailly LLP
Bloomington, Minnesota
July 8, 2002